Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - Second Quarter 2016

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Net income	$833	$812	$928	$866	$691	$664	$1,645	$1,355
Net income per share:
Basic	$2.58	$2.56	$3.00	$2.87	$2.33	$2.27	$5.14	$4.60
Diluted	$2.55	$2.53	$2.97	$2.83	$2.30	$2.24	$5.08	$4.55

Operating income	$827	$806	$918	$886	$698	$649	$1,633	$1,347
Operating income per share:
Basic	$2.56	$2.54	$2.96	$2.94	$2.35	$2.22	$5.10	$4.58
Diluted	$2.53	$2.52	$2.93	$2.90	$2.33	$2.20	$5.05	$4.52

Return on equity	13.4%	13.3%	15.4%	14.5%	11.6%	10.9%	13.3%	11.2%
Operating return on equity	14.5%	14.2%	16.2%	15.8%	12.5%	11.6%	14.3%	12.0%

Total assets, at period end	$102,691	$101,664	$102,110	$100,184	$101,680	$102,446	$101,664	$102,446
Total equity, at period end	$24,847	$24,121	$24,033	$23,598	$24,166	$24,714	$24,121	$24,714

Book value per share, at period end	$77.96	$77.51	$79.00	$79.75	$82.65	$85.73	$77.51	$85.73
Less: Net unrealized investment gains, net of tax	6.51	4.42	4.65	4.36	6.02	8.12	4.42	8.12
Adjusted book value per share, at period end	$71.45	$73.09	$74.35	$75.39	$76.63	$77.61	$73.09	$77.61

Weighted average number of common shares outstanding (basic)	320.8	314.8	307.6	299.7	294.2	290.1	317.7	292.1
Weighted average number of common shares outstanding and common stock equivalents (diluted)	324.5	318.0	311.0	303.3	297.9	293.6	321.2	295.6
Common shares outstanding at period end	318.7	311.2	304.2	295.9	292.4	288.3	311.2	288.3

Common stock dividends declared	$178	$194	$189	$183	$181	$197	$372	$378

Common stock repurchased:
Under Board of Directors authorization
Shares	5.6	7.9	7.3	8.8	5.1	4.9	13.5	10.0
Cost	$600	$800	$750	$1,000	$550	$550	$1,400	$1,100
Other
Shares	0.7	—	—	—	0.5	—	0.7	0.5
Cost	$72	$1	$—	$1	$59	$—	$73	$59

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016
Net income
Operating income	$827	$806	$918	$886	$698	$649	$1,633	$1,347
Net realized investment gains (losses), after-tax	6	6	10	(20)	(7)	15	12	8
Net income	$833	$812	$928	$866	$691	$664	$1,645	$1,355

Basic earnings per share
Operating income	$2.56	$2.54	$2.96	$2.94	$2.35	$2.22	$5.10	$4.58
Net realized investment gains (losses), after-tax	0.02	0.02	0.04	(0.07)	(0.02)	0.05	0.04	0.02
Net income	$2.58	$2.56	$3.00	$2.87	$2.33	$2.27	$5.14	$4.60

Diluted earnings per share
Operating income	$2.53	$2.52	$2.93	$2.90	$2.33	$2.20	$5.05	$4.52
Net realized investment gains (losses), after-tax	0.02	0.01	0.04	(0.07)	(0.03)	0.04	0.03	0.03
Net income	$2.55	$2.53	$2.97	$2.83	$2.30	$2.24	$5.08	$4.55

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016
Basic and Diluted
Net income, as reported	$833	$812	$928	$866	$691	$664	$1,645	$1,355
Participating share-based awards - allocated income	(6)	(6)	(6)	(6)	(5)	(5)	(12)	(10)
Net income available to common shareholders - basic and diluted	$827	$806	$922	$860	$686	$659	$1,633	$1,345

Common Shares
Basic
Weighted average shares outstanding	320.8	314.8	307.6	299.7	294.2	290.1	317.7	292.1

Diluted
Weighted average shares outstanding	320.8	314.8	307.6	299.7	294.2	290.1	317.7	292.1
Weighted average effects of dilutive securities - stock options and performance shares	3.7	3.2	3.4	3.6	3.7	3.5	3.5	3.5
Diluted weighted average shares outstanding	324.5	318.0	311.0	303.3	297.9	293.6	321.2	295.6

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Revenues
Premiums	$5,888	$5,931	$6,032	$6,023	$5,981	$6,067	$11,819	$12,048
Net investment income	592	632	614	541	544	549	1,224	1,093
Fee income	114	115	116	115	117	119	229	236
Net realized investment gains (losses)	10	10	15	(32)	(9)	19	20	10
Other revenues	25	22	21	31	53	31	47	84
Total revenues	6,629	6,710	6,798	6,678	6,686	6,785	13,339	13,471

Claims and expenses
Claims and claim adjustment expenses	3,431	3,547	3,382	3,363	3,712	3,762	6,978	7,474
Amortization of deferred acquisition costs	963	963	987	972	971	989	1,926	1,960
General and administrative expenses	995	1,032	1,028	1,039	995	1,054	2,027	2,049
Interest expense	92	92	94	95	91	93	184	184
Total claims and expenses	5,481	5,634	5,491	5,469	5,769	5,898	11,115	11,667

Income before income taxes	1,148	1,076	1,307	1,209	917	887	2,224	1,804
Income tax expense	315	264	379	343	226	223	579	449
Net income	$833	$812	$928	$866	$691	$664	$1,645	$1,355

Other-than-temporary impairments (OTTI)
Total OTTI losses	$(4)	$(8)	$(14)	$(28)	$(28)	$(4)	$(12)	$(32)
OTTI losses recognized in net realized investment gains (losses)	$(3)	$(6)	$(14)	$(29)	$(18)	$(4)	$(9)	$(22)
OTTI gains (losses) recognized in other comprehensive income	$(1)	$(2)	$—	$1	$(10)	$—	$(3)	$(10)

Other statistics
Effective tax rate on net investment income	19.3%	20.5%	21.1%	18.7%	19.3%	19.4%	19.9%	19.3%
Net investment income (after-tax)	$478	$503	$484	$440	$439	$442	$981	$881

Catastrophes, net of reinsurance:
Pre-tax	$162	$221	$85	$46	$318	$333	$383	$651
After-tax	$106	$143	$56	$33	$207	$222	$249	$429

Prior year reserve development - favorable (unfavorable)
Pre-tax	$243	$207	$199	$292	$180	$288	$450	$468
After-tax	$158	$133	$132	$194	$119	$192	$291	$311

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Underwriting gain	$395	$353	$486	$491	$289	$248	$748	$537
Net investment income	478	503	484	440	439	442	981	881
Other income (expense), including interest expense	(46)	(50)	(52)	(45)	(30)	(41)	(96)	(71)
Operating income	827	806	918	886	698	649	1,633	1,347
Net realized investment gains (losses)	6	6	10	(20)	(7)	15	12	8
Net income	$833	$812	$928	$866	$691	$664	$1,645	$1,355

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	57.4%	58.9%	55.2%	55.0%	61.1%	61.1%	58.2%	61.1%
Underwriting expense ratio	31.5%	31.9%	31.7%	31.6%	31.2%	32.0%	31.7%	31.6%
Combined ratio	88.9%	90.8%	86.9%	86.6%	92.3%	93.1%	89.9%	92.7%
Combined ratio excluding incremental impact of direct to consumer initiative	88.5%	90.3%	86.4%	86.1%	92.0%	92.7%	89.4%	92.4%

Impact of catastrophes on combined ratio	2.7%	3.7%	1.4%	0.8%	5.3%	5.5%	3.3%	5.4%
Impact of prior year reserve development on combined ratio	-4.1%	-3.5%	-3.3%	-4.9%	-3.0%	-4.7%	-3.8%	-3.9%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016
Billing and policy fees and other	$23	$22	$20	$22	$22	$22	$45	$44
Fee income:
Loss and loss adjustment expenses	$42	$43	$44	$41	$44	$45	$85	$89
Underwriting expenses	72	72	72	74	73	74	144	147
Total fee income	$114	$115	$116	$115	$117	$119	$229	$236

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Revenues
Premiums	$5,888	$5,931	$6,032	$6,023	$5,981	$6,067	$11,819	$12,048
Net investment income	592	632	614	541	544	549	1,224	1,093
Fee income	114	115	116	115	117	119	229	236
Other revenues	25	22	21	31	53	31	47	84
Total revenues	6,619	6,700	6,783	6,710	6,695	6,766	13,319	13,461

Claims and expenses
Claims and claim adjustment expenses	3,431	3,547	3,382	3,363	3,712	3,762	6,978	7,474
Amortization of deferred acquisition costs	963	963	987	972	971	989	1,926	1,960
General and administrative expenses	995	1,032	1,028	1,039	995	1,054	2,027	2,049
Interest expense	92	92	94	95	91	93	184	184
Total claims and expenses	5,481	5,634	5,491	5,469	5,769	5,898	11,115	11,667

Operating income before income taxes	1,138	1,066	1,292	1,241	926	868	2,204	1,794
Income tax expense	311	260	374	355	228	219	571	447
Operating income	$827	$806	$918	$886	$698	$649	$1,633	$1,347

Other statistics
Effective tax rate on net investment income	19.3%	20.5%	21.1%	18.7%	19.3%	19.4%	19.9%	19.3%
Net investment income (after-tax)	$478	$503	$484	$440	$439	$442	$981	$881

Catastrophes, net of reinsurance:
Pre-tax	$162	$221	$85	$46	$318	$333	$383	$651
After-tax	$106	$143	$56	$33	$207	$222	$249	$429

Prior year reserve development - favorable (unfavorable)
Pre-tax	$243	$207	$199	$292	$180	$288	$450	$468
After-tax	$158	$133	$132	$194	$119	$192	$291	$311

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016
Statutory underwriting
Gross written premiums	$6,474	$6,542	$6,618	$6,148	$6,712	$6,688	$13,016	$13,400
Net written premiums	$5,897	$6,169	$6,191	$5,864	$6,166	$6,345	$12,066	$12,511

Net earned premiums	$5,888	$5,931	$6,032	$6,023	$5,981	$6,067	$11,819	$12,048
Losses and loss adjustment expenses	3,379	3,495	3,333	3,307	3,663	3,709	6,874	7,372
Underwriting expenses	1,890	1,949	1,947	1,867	1,932	2,009	3,839	3,941
Statutory underwriting gain	619	487	752	849	386	349	1,106	735
Policyholder dividends	9	10	10	12	10	11	19	21
Statutory underwriting gain after policyholder dividends	$610	$477	$742	$837	$376	$338	$1,087	$714

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,296	$40,273	$40,091	$39,782	$40,224	$39,797	$40,273	$39,797
Increase (decrease) in reserves	$(711)	$(23)	$(182)	$(309)	$442	$(427)	$(734)	$15
Statutory capital and surplus	$20,944	$20,851	$20,822	$20,567	$20,569	$20,634	$20,851	$20,634
Net written premiums/surplus (1)	1.14:1	1.15:1	1.16:1	1.17:1	1.19:1	1.19:1	1.15:1	1.19:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016
Written premiums
Gross	$6,474	$6,542	$6,618	$6,148	$6,712	$6,688	$13,016	$13,400
Ceded	(577)	(373)	(427)	(284)	(546)	(343)	(950)	(889)
Net	$5,897	$6,169	$6,191	$5,864	$6,166	$6,345	$12,066	$12,511

Earned premiums
Gross	$6,308	$6,356	$6,447	$6,443	$6,381	$6,487	$12,664	$12,868
Ceded	(420)	(425)	(415)	(420)	(400)	(420)	(845)	(820)
Net	$5,888	$5,931	$6,032	$6,023	$5,981	$6,067	$11,819	$12,048

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Business and International Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Revenues
Premiums	$3,620	$3,609	$3,653	$3,639	$3,599	$3,631	$7,229	$7,230
Net investment income	454	487	471	412	415	420	941	835
Fee income	111	111	112	111	114	115	222	229
Other revenues	8	5	5	5	33	8	13	41
Total revenues	4,193	4,212	4,241	4,167	4,161	4,174	8,405	8,335

Claims and expenses
Claims and claim adjustment expenses	2,265	2,238	2,229	2,127	2,299	2,385	4,503	4,684
Amortization of deferred acquisition costs	584	578	589	578	579	588	1,162	1,167
General and administrative expenses	654	674	675	683	663	696	1,328	1,359
Total claims and expenses	3,503	3,490	3,493	3,388	3,541	3,669	6,993	7,210

Operating income before income taxes	690	722	748	779	620	505	1,412	1,125
Income tax expense	175	179	202	213	144	112	354	256
Operating income	$515	$543	$546	$566	$476	$393	$1,058	$869

Other statistics
Effective tax rate on net investment income	19.4%	20.7%	21.5%	18.9%	19.4%	19.5%	20.0%	19.5%
Net investment income (after-tax)	$366	$386	$371	$334	$335	$337	$752	$672

Catastrophes, net of reinsurance:
Pre-tax	$99	$108	$39	$1	$148	$212	$207	$360
After-tax	$65	$70	$25	$4	$97	$143	$135	$240

Prior year reserve development - favorable (unfavorable)
Pre-tax	$77	$103	$49	$176	$93	$138	$180	$231
After-tax	$50	$65	$35	$118	$63	$94	$115	$157

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business and International Insurance ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Underwriting gain	$142	$155	$172	$227	$121	$48	$297	$169
Net investment income	366	386	371	334	335	337	752	672
Other income (expense)	7	2	3	5	20	8	9	28
Operating income	$515	$543	$546	$566	$476	$393	$1,058	$869

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	61.2%	60.6%	59.6%	57.0%	62.4%	64.2%	60.9%	63.3%
Underwriting expense ratio	32.1%	32.6%	32.6%	32.6%	32.4%	33.3%	32.4%	32.9%
Combined ratio	93.3%	93.2%	92.2%	89.6%	94.8%	97.5%	93.3%	96.2%

Impact of catastrophes on combined ratio	2.7%	2.9%	1.1%	0.0%	4.1%	5.8%	2.9%	5.0%
Impact of prior year reserve development on combined ratio	-2.1%	-2.8%	-1.4%	-4.8%	-2.6%	-3.8%	-2.5%	-3.2%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016
Billing and policy fees and other	$7	$6	$4	$6	$6	$6	$13	$12
Fee income:
Loss and loss adjustment expenses	$42	$43	$44	$41	$44	$45	$85	$89
Underwriting expenses	69	68	68	70	70	70	137	140
Total fee income	$111	$111	$112	$111	$114	$115	$222	$229

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Business and International Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Statutory underwriting
Gross written premiums	$4,276	$4,027	$3,981	$3,783	$4,366	$3,997	$8,303	$8,363
Net written premiums	$3,797	$3,679	$3,590	$3,517	$3,914	$3,680	$7,476	$7,594

Net earned premiums	$3,620	$3,609	$3,653	$3,639	$3,599	$3,631	$7,229	$7,230
Losses and loss adjustment expenses	2,216	2,187	2,182	2,073	2,252	2,334	4,403	4,586
Underwriting expenses	1,206	1,192	1,178	1,151	1,236	1,231	2,398	2,467
Statutory underwriting gain	198	230	293	415	111	66	428	177
Policyholder dividends	7	8	7	9	8	9	15	17
Statutory underwriting gain after policyholder dividends	$191	$222	$286	$406	$103	$57	$413	$160

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Business and International Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Net written premiums by market
Domestic
Select Accounts	$722	$709	$654	$631	$724	$709	$1,431	$1,433
Middle Market	1,726	1,451	1,597	1,528	1,829	1,494	3,177	3,323
National Accounts	299	228	254	267	320	234	527	554
First Party	340	452	411	361	358	466	792	824
Specialized Distribution	268	300	277	266	286	302	568	588
Total Domestic	3,355	3,140	3,193	3,053	3,517	3,205	6,495	6,722
International	442	539	397	464	397	475	981	872
Total	$3,797	$3,679	$3,590	$3,517	$3,914	$3,680	$7,476	$7,594

Net written premiums by product line
Workers’ compensation	$1,142	$906	$957	$910	$1,198	$916	$2,048	$2,114
Commercial automobile	502	487	494	475	544	517	989	1,061
Commercial property	391	507	451	411	406	520	898	926
General liability	491	469	489	475	537	471	960	1,008
Commercial multi-peril	822	765	780	779	829	777	1,587	1,606
International	442	539	397	464	397	475	981	872
Other	7	6	22	3	3	4	13	7
Total	$3,797	$3,679	$3,590	$3,517	$3,914	$3,680	$7,476	$7,594

National Accounts
Additions to claim volume under administration (1)	$761	$536	$558	$667	$797	$545	$1,297	$1,342
Written fees	$114	$92	$91	$88	$115	$91	$206	$206

Certain prior period amounts have been restated to conform to the 2016 presentation.

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Bond & Specialty Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Revenues
Premiums	$504	$524	$539	$518	$508	$518	$1,028	$1,026
Net investment income	56	57	56	54	52	51	113	103
Other revenues	5	5	4	8	3	6	10	9
Total revenues	565	586	599	580	563	575	1,151	1,138

Claims and expenses
Claims and claim adjustment expenses	192	192	113	146	164	80	384	244
Amortization of deferred acquisition costs	94	97	104	98	96	98	191	194
General and administrative expenses	100	99	93	97	94	96	199	190
Total claims and expenses	386	388	310	341	354	274	774	628

Operating income before income taxes	179	198	289	239	209	301	377	510
Income tax expense	55	47	93	77	65	99	102	164
Operating income	$124	$151	$196	$162	$144	$202	$275	$346

Other statistics
Effective tax rate on net investment income	18.3%	18.6%	18.6%	17.6%	18.1%	18.1%	18.4%	18.1%
Net investment income (after-tax)	$46	$47	$45	$44	$42	$42	$93	$84

Catastrophes, net of reinsurance:
Pre-tax	$1	$1	$1	$—	$1	$3	$2	$4
After-tax	$—	$1	$1	$—	$—	$2	$1	$2

Prior year reserve development - favorable (unfavorable)
Pre-tax	$35	$40	$103	$80	$60	$150	$75	$210
After-tax	$23	$26	$67	$52	$39	$98	$49	$137

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Bond & Specialty Insurance ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Underwriting gain	$75	$101	$148	$113	$100	$156	$176	$256
Net investment income	46	47	45	44	42	42	93	84
Other income (expense)	3	3	3	5	2	4	6	6
Operating income	$124	$151	$196	$162	$144	$202	$275	$346

Combined ratio
Loss and loss adjustment expense ratio	37.6%	36.3%	20.6%	27.6%	31.9%	15.0%	36.9%	23.4%
Underwriting expense ratio	38.5%	37.4%	36.5%	37.5%	37.4%	37.4%	38.0%	37.4%
Combined ratio	76.1%	73.7%	57.1%	65.1%	69.3%	52.4%	74.9%	60.8%

Impact of catastrophes on combined ratio	0.1%	0.3%	0.1%	0.0%	0.1%	0.6%	0.2%	0.4%
Impact of prior year reserve development on combined ratio	-6.9%	-7.7%	-19.1%	-15.6%	-11.9%	-29.1%	-7.3%	-20.6%

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Statutory underwriting
Gross written premiums	$522	$537	$580	$514	$536	$549	$1,059	$1,085
Net written premiums	$478	$534	$565	$504	$492	$536	$1,012	$1,028

Net earned premiums	$504	$524	$539	$518	$508	$518	$1,028	$1,026
Losses and loss adjustment expenses	189	191	111	143	162	78	380	240
Underwriting expenses	196	199	202	188	195	198	395	393
Statutory underwriting gain	119	134	226	187	151	242	253	393
Policyholder dividends	2	2	3	3	2	2	4	4
Statutory underwriting gain after policyholder dividends	$117	$132	$223	$184	$149	$240	$249	$389

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Net written premiums by product line
Fidelity & surety	$206	$259	$267	$220	$219	$255	$465	$474
General liability	226	236	247	243	227	240	462	467
Other	46	39	51	41	46	41	85	87
Total	$478	$534	$565	$504	$492	$536	$1,012	$1,028

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Personal Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Revenues
Premiums	$1,764	$1,798	$1,840	$1,866	$1,874	$1,918	$3,562	$3,792
Net investment income	82	88	87	75	77	78	170	155
Fee income	3	4	4	4	3	4	7	7
Other revenues	12	12	9	15	14	14	24	28
Total revenues	1,861	1,902	1,940	1,960	1,968	2,014	3,763	3,982

Claims and expenses
Claims and claim adjustment expenses	974	1,117	1,040	1,090	1,249	1,297	2,091	2,546
Amortization of deferred acquisition costs	285	288	294	296	296	303	573	599
General and administrative expenses	234	252	252	250	230	255	486	485
Total claims and expenses	1,493	1,657	1,586	1,636	1,775	1,855	3,150	3,630

Operating income before income taxes	368	245	354	324	193	159	613	352
Income tax expense	116	71	113	102	54	43	187	97
Operating income	$252	$174	$241	$222	$139	$116	$426	$255

Other statistics
Effective tax rate on net investment income	19.6%	20.8%	20.9%	18.5%	19.5%	19.7%	20.2%	19.6%
Net investment income (after-tax)	$66	$70	$68	$62	$62	$63	$136	$125

Catastrophes, net of reinsurance:
Pre-tax	$62	$112	$45	$45	$169	$118	$174	$287
After-tax	$41	$72	$30	$29	$110	$77	$113	$187

Prior year reserve development - favorable (unfavorable)
Pre-tax	$131	$64	$47	$36	$27	$—	$195	$27
After-tax	$85	$42	$30	$24	$17	$—	$127	$17

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Underwriting gain	$178	$97	$166	$151	$68	$44	$275	$112
Net investment income	66	70	68	62	62	63	136	125
Other income (expense)	8	7	7	9	9	9	15	18
Operating income	$252	$174	$241	$222	$139	$116	$426	$255

Combined ratio (1)
Loss and loss adjustment expense ratio	55.2%	62.2%	56.5%	58.5%	66.7%	67.6%	58.7%	67.1%
Underwriting expense ratio	28.3%	28.9%	28.6%	28.2%	27.0%	28.1%	28.6%	27.6%
Combined ratio	83.5%	91.1%	85.1%	86.7%	93.7%	95.7%	87.3%	94.7%
Combined ratio excluding incremental impact of direct to consumer initiative	81.8%	89.4%	83.2%	85.0%	92.8%	94.6%	85.6%	93.7%

Impact of catastrophes on combined ratio	3.5%	6.2%	2.5%	2.4%	9.0%	6.2%	4.9%	7.6%
Impact of prior year reserve development on combined ratio	-7.5%	-3.5%	-2.6%	-1.9%	-1.4%	0.0%	-5.5%	-0.7%

(1)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016
Billing and policy fees and other	$16	$16	$16	$16	$16	$16	$32	$32

Fee income	$3	$4	$4	$4	$3	$4	$7	$7

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Statutory underwriting
Gross written premiums	$1,676	$1,978	$2,057	$1,851	$1,810	$2,142	$3,654	$3,952
Net written premiums	$1,622	$1,956	$2,036	$1,843	$1,760	$2,129	$3,578	$3,889

Net earned premiums	$1,764	$1,798	$1,840	$1,866	$1,874	$1,918	$3,562	$3,792
Losses and loss adjustment expenses	974	1,117	1,040	1,091	1,249	1,297	2,091	2,546
Underwriting expenses	488	558	567	528	501	580	1,046	1,081
Statutory underwriting gain	$302	$123	$233	$247	$124	$41	$425	$165

Policies in force (in thousands)
Automobile	2,125	2,166	2,224	2,283	2,346	2,417	2,166	2,417
Homeowners and other	4,107	4,121	4,145	4,158	4,188	4,244	4,121	4,244

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Statutory underwriting

Gross written premiums	$828	$893	$938	$892	$939	$1,022	$1,721	$1,961
Net written premiums	$822	$890	$934	$888	$932	$1,018	$1,712	$1,950

Net earned premiums	$802	$827	$854	$878	$891	$925	$1,629	$1,816
Losses and loss adjustment expenses	516	582	585	640	626	703	1,098	1,329
Underwriting expenses	215	230	234	227	234	252	445	486
Statutory underwriting gain (loss)	$71	$15	$35	$11	$31	$(30)	$86	$1

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	64.4%	70.4%	68.5%	73.0%	70.3%	75.9%	67.4%	73.2%
Underwriting expense ratio	25.8%	26.1%	25.4%	25.1%	24.9%	25.4%	26.0%	25.1%
Combined ratio	90.2%	96.5%	93.9%	98.1%	95.2%	101.3%	93.4%	98.3%

Impact of catastrophes on combined ratio	0.0%	2.1%	0.1%	0.1%	2.0%	2.7%	1.1%	2.4%
Impact of prior year reserve development on combined ratio	-2.8%	-2.5%	-2.4%	-2.2%	-0.8%	0.0%	-2.7%	-0.4%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$18	$—	$1	$19	$24	$18	$43
After-tax	$—	$12	$—	$—	$12	$16	$12	$28

Prior year reserve development - favorable (unfavorable)
Pre-tax	$22	$21	$21	$20	$7	$—	$43	$7
After-tax	$15	$14	$13	$13	$4	$—	$29	$4

Policies in force (in thousands)	2,021	2,057	2,106	2,157	2,212	2,275
Change from prior year quarter	1.8%	3.8%	5.8%	7.9%	9.5%	10.6%
Change from prior quarter	1.1%	1.8%	2.4%	2.4%	2.5%	2.8%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016
Billing and policy fees and other	$9	$8	$8	$9	$9	$9	$17	$18

Fee income	$2	$2	$2	$2	$2	$2	$4	$4

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Statutory underwriting

Gross written premiums	$795	$1,029	$1,052	$897	$803	$1,045	$1,824	$1,848
Net written premiums	$748	$1,010	$1,035	$894	$760	$1,036	$1,758	$1,796

Net earned premiums	$914	$920	$930	$929	$920	$926	$1,834	$1,846
Losses and loss adjustment expenses	425	498	414	407	578	541	923	1,119
Underwriting expenses	236	289	291	263	236	297	525	533
Statutory underwriting gain	$253	$133	$225	$259	$106	$88	$386	$194

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	46.5%	54.2%	44.6%	43.8%	62.8%	58.4%	50.3%	60.6%
Underwriting expense ratio	27.9%	28.8%	28.8%	28.8%	27.6%	29.5%	28.4%	28.6%
Combined ratio	74.4%	83.0%	73.4%	72.6%	90.4%	87.9%	78.7%	89.2%

Impact of catastrophes on combined ratio	6.7%	10.1%	4.7%	4.7%	16.0%	9.7%	8.4%	12.9%
Impact of prior year reserve development on combined ratio	-11.8%	-4.6%	-2.8%	-1.6%	-1.8%	0.0%	-8.2%	-0.9%

Catastrophe losses, net of reinsurance:
Pre-tax	$61	$93	$43	$44	$147	$91	$154	$238
After-tax	$40	$60	$28	$29	$96	$59	$100	$155

Prior year reserve development - favorable (unfavorable)
Pre-tax	$108	$43	$26	$15	$17	$—	$151	$17
After-tax	$70	$28	$17	$10	$11	$—	$98	$11

Policies in force (in thousands)	4,008	4,017	4,034	4,042	4,068	4,117
Change from prior year quarter	-3.3%	-2.3%	-0.9%	0.2%	1.5%	2.5%
Change from prior quarter	-0.6%	0.2%	0.4%	0.2%	0.6%	1.2%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016
Billing and policy fees and other	$7	$7	$7	$6	$7	$6	$14	$13

Fee income	$1	$2	$2	$2	$2	$2	$3	$4

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Direct to Consumer (1) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Net written premiums
Automobile	$38	$38	$47	$43	$51	$53	$76	$104
Homeowners and other	14	18	20	18	17	22	32	39
Total net written premiums	$52	$56	$67	$61	$68	$75	$108	$143

Revenues
Premiums	$48	$51	$56	$59	$63	$67	$99	$130
Other revenues	—	1	—	1	—	1	1	1
Total revenues	48	52	56	60	63	68	100	131

Claims and expenses
Claims and claim adjustment expenses	32	39	39	45	45	53	71	98
Amortization of deferred acquisition costs	1	1	2	1	1	2	2	3
General and administrative expenses	37	38	41	37	30	30	75	60
Total claims and expenses	70	78	82	83	76	85	148	161

Operating loss before income taxes	(22)	(26)	(26)	(23)	(13)	(17)	(48)	(30)
Income taxes	(8)	(9)	(9)	(8)	(5)	(5)	(17)	(10)
Operating loss	$(14)	$(17)	$(17)	$(15)	$(8)	$(12)	$(31)	$(20)

Other statistics
Policies in force (in thousands)
Automobile	104	109	118	126	134	142
Homeowners and other	99	104	111	116	120	127

Catastrophes, net of reinsurance:
Pre-tax	$1	$1	$2	$—	$3	$3	$2	$6
After-tax	$1	$—	$2	$—	$2	$2	$1	$4

Prior year reserve development - favorable (unfavorable)
Pre-tax	$1	$—	$—	$1	$3	$—	$1	$3
After-tax	$—	$—	$—	$1	$2	$—	$—	$2

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Revenues
Other revenues	$—	$—	$3	$3	$3	$3	$—	$6

Claims and expenses
Interest expense	92	92	94	95	91	93	184	184
General and administrative expenses	7	7	8	9	8	7	14	15
Total claims and expenses	99	99	102	104	99	100	198	199

Operating loss before income tax benefit	(99)	(99)	(99)	(101)	(96)	(97)	(198)	(193)
Income taxes	(35)	(37)	(34)	(37)	(35)	(35)	(72)	(70)
Operating loss	$(64)	$(62)	$(65)	$(64)	$(61)	$(62)	$(126)	$(123)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	June 30,	December 31,
	2016	2015

Assets
Fixed maturities, available for sale, at fair value (amortized cost $59,975 and $58,878)	$63,311	$60,658
Equity securities, available for sale, at fair value (cost $525 and $528)	752	705
Real estate investments	929	989
Short-term securities	3,988	4,671
Other investments	3,490	3,447
Total investments	72,470	70,470

Cash	265	380
Investment income accrued	627	642
Premiums receivable	7,014	6,437
Reinsurance recoverables	8,603	8,910
Ceded unearned premiums	726	656
Deferred acquisition costs	1,954	1,849
Deferred taxes	—	296
Contractholder receivables	4,541	4,374
Goodwill	3,588	3,573
Other intangible assets	274	279
Other assets	2,384	2,318
Total assets	$102,446	$100,184

	June 30,	December 31,
	2016	2015

Liabilities
Claims and claim adjustment expense reserves	$47,953	$48,295
Unearned premium reserves	12,520	11,971
Contractholder payables	4,541	4,374
Payables for reinsurance premiums	401	296
Deferred taxes	370	—
Debt	6,436	6,344
Other liabilities	5,511	5,306
Total liabilities	77,732	76,586

Shareholders’ equity
Common stock (1,750.0 shares authorized; 288.3 and 295.9 shares issued and outstanding)	22,349	22,172
Retained earnings	30,921	29,945
Accumulated other comprehensive income (loss)	965	(157)
Treasury stock, at cost (478.1 and 467.6 shares)	(29,521)	(28,362)
Total shareholders’ equity	24,714	23,598
Total liabilities and shareholders’ equity	$102,446	$100,184

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	June 30,	Pre-tax Book	December 31,	Pre-tax Book
	2016	Yield (1)	2015	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$29,998	3.23%	$29,612	3.30%
Tax-exempt fixed maturities	33,313	3.44%	31,046	3.58%
Total fixed maturities	63,311	3.34%	60,658	3.44%

Non-redeemable preferred stocks	155	5.70%	162	5.73%
Public common stocks	597		543
Total equity securities	752		705

Real estate investments	929		989

Short-term securities	3,988	0.57%	4,671	0.37%

Private equities	2,021		2,056
Hedge funds	395		416
Real estate partnerships	659		626
Other investments	415		349
Total other investments	3,490		3,447

Total investments	$72,470		$70,470

Net unrealized investment gains, net of tax, included in shareholders’ equity	$2,341		$1,289

(1) Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	June 30,	December 31,
	2016	2015
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,073	$2,194
Obligations of states and political subdivisions:
Pre-refunded	5,724	6,060
All other	27,908	25,351
Total	33,632	31,411
Debt securities issued by foreign governments	1,801	1,873
Mortgage-backed securities - principally obligations of U.S. Government agencies	1,833	1,981
Corporates (including redeemable preferreds)	23,972	23,199
Total fixed maturities	$63,311	$60,658

Fixed Maturities

Quality Characteristics (1)

	June 30, 2016
	Amount	% of Total
Quality Ratings
Aaa	$26,123	41.3%
Aa	19,193	30.3
A	9,130	14.4
Baa	7,099	11.2
Total investment grade	61,545	97.2
Ba	1,036	1.7
B	457	0.7
Caa and lower	273	0.4
Total below investment grade	1,766	2.8
Total fixed maturities	$63,311	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.9

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Gross investment income
Fixed maturities	$531	$526	$516	$518	$503	$497	$1,057	$1,000
Short-term securities	2	3	3	4	6	7	5	13
Other	69	113	105	30	44	53	182	97
	602	642	624	552	553	557	1,244	1,110
Investment expenses	10	10	10	11	9	8	20	17
Net investment income, pre-tax	592	632	614	541	544	549	1,224	1,093
Income taxes	114	129	130	101	105	107	243	212
Net investment income, after-tax	$478	$503	$484	$440	$439	$442	$981	$881

Effective tax rate	19.3%	20.5%	21.1%	18.7%	19.3%	19.4%	19.9%	19.3%

Average invested assets (1)	$70,722	$70,291	$70,569	$70,756	$69,926	$70,033	$70,548	$69,989

Average yield pre-tax (1)	3.3%	3.6%	3.5%	3.1%	3.1%	3.1%	3.5%	3.1%
Average yield after-tax	2.7%	2.9%	2.7%	2.5%	2.5%	2.5%	2.8%	2.5%

(1)  Excludes net unrealized investment gains, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains (Losses) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Net realized investment gains (losses)
Fixed maturities	$17	$14	$30	$7	$4	$21	$31	$25
Equity securities	—	(1)	(10)	(20)	(5)	2	(1)	(3)
Other (1)	(7)	(3)	(5)	(19)	(8)	(4)	(10)	(12)
Realized investment gains (losses) before tax	10	10	15	(32)	(9)	19	20	10
Related taxes	4	4	5	(12)	(2)	4	8	2
Net realized investment gains (losses)	$6	$6	$10	$(20)	$(7)	$15	$12	$8

Gross investment gains (1)	$71	$102	$108	$96	$120	$150	$173	$270
Gross investment losses before impairments (1)	(58)	(86)	(79)	(99)	(111)	(127)	(144)	(238)
Net investment gains (losses) before impairments	13	16	29	(3)	9	23	29	32
Other-than-temporary impairment losses	(3)	(6)	(14)	(29)	(18)	(4)	(9)	(22)
Net realized investment gains (losses) before tax	10	10	15	(32)	(9)	19	20	10
Related taxes	4	4	5	(12)	(2)	4	8	2
Net realized investment gains (losses)	$6	$6	$10	$(20)	$(7)	$15	$12	$8

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2015	2015	2015	2015	2016	2016

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$2,853	$1,830	$1,983	$1,780	$2,495	$3,336
Equity securities & other	319	274	183	194	198	249
Unrealized investment gains before tax	3,172	2,104	2,166	1,974	2,693	3,585
Related taxes	1,096	728	752	685	934	1,244

Balance, end of period	$2,076	$1,376	$1,414	$1,289	$1,759	$2,341

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$44	$56	$47	$44	$30	$31	$100	$61
Gross investment Treasury future losses	$54	$47	$61	$34	$49	$42	$101	$91

The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio. In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	June 30,	December 31,
	2016	2015
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$3,530	$3,848
Allowance for uncollectible reinsurance	(151)	(157)
Net reinsurance recoverables (i)	3,379	3,691
Mandatory pools and associations (ii)	2,026	2,015
Structured settlements (iii)	3,198	3,204
Total reinsurance recoverables	$8,603	$8,910

(i)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	June 30,
Reinsurer	Predominant Reinsurer	2016
Swiss Re Group	A+ second highest of 16 ratings	$420
Munich Re Group	A+ second highest of 16 ratings	385
Berkshire Hathaway	A++ highest of 16 ratings	226
Sompo Japan Nipponkoa Group	A+ second highest of 16 ratings	223
XL Capital Group	A third highest of 16 ratings	149

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims. The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves. Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors. Of the total net recoverables due from reinsurers at June 30, 2016, after deducting mandatory pools and associations and structured settlement balances, $2.7 billion, or 80%, were rated by A.M. Best Company. Of the total rated by A.M. Best Company, 99% were rated A- or better. The remaining 20% of net recoverables from reinsurers were comprised of the following: 5% related to the Company’s participation in voluntary pools, 12% related to recoverables from captive insurance companies and 3% were balances from other companies not rated by A.M. Best Company. In addition, $1.1 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at June 30, 2016.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in. These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market. The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state. In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities. Recoverables due from the National Flood Insurance Program are included with mandatory pools.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments. The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	June 30,
Group	Predominant Insurer	2016
Fidelity and Guaranty Life (1)	B++ fifth highest of 16 ratings	$892
Metlife (2)	A+ second highest of 16 ratings	398
Genworth Financial Group	B++ fifth highest of 16 ratings	379
John Hancock Group	A+ second highest of 16 ratings	302
Symetra Financial Corporation	A third highest of 16 ratings	271

(1)  Fidelity and Guaranty Life (FGL) has entered into a definitive merger agreement with Anbang Insurance Group Co., Ltd. whereby Anbang will acquire all of the outstanding shares of FGL. Regulatory approvals are still in progress.  A.M. Best’s ratings of FGL were placed under review with developing implications following the announcement of the merger agreement.  The Company does not have any structured settlements with Anbang.

(2)  MetLife Inc. has announced a plan to pursue the separation of a substantial portion of its U.S. Retail segment. MetLife is currently evaluating structural alternatives for such a separation, including a public offering of shares in an independent, publicly-traded company, a spin-off, or a sale. A.M. Best’s ratings of MetLife Inc. and its subsidiaries were placed under review with developing implications following the announcement of this plan.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016
Statutory Reserves for Losses and Loss Adjustment Expenses

Business and International Insurance
Beginning of period	$34,568	$33,924	$33,905	$33,856	$33,669	$34,002	$34,568	$33,669
Incurred	2,216	2,187	2,182	2,073	2,252	2,334	4,403	4,586
Paid	(2,616)	(2,291)	(2,075)	(2,173)	(2,020)	(2,642)	(4,907)	(4,662)
Foreign exchange and other	(244)	85	(156)	(87)	101	(62)	(159)	39
End of period	$33,924	$33,905	$33,856	$33,669	$34,002	$33,632	$33,905	$33,632

Bond & Specialty Insurance
Beginning of period	$3,239	$3,228	$3,212	$3,142	$3,030	$3,020	$3,239	$3,030
Incurred	189	191	111	143	162	78	380	240
Paid	(200)	(207)	(181)	(255)	(172)	(168)	(407)	(340)
Foreign exchange and other	—	—	—	—	—	(3)	—	(3)
End of period	$3,228	$3,212	$3,142	$3,030	$3,020	$2,927	$3,212	$2,927

Personal Insurance
Beginning of period	$3,200	$3,144	$3,156	$3,093	$3,083	$3,202	$3,200	$3,083
Incurred	974	1,117	1,040	1,091	1,249	1,297	2,091	2,546
Paid	(1,030)	(1,105)	(1,103)	(1,101)	(1,130)	(1,261)	(2,135)	(2,391)
End of period	$3,144	$3,156	$3,093	$3,083	$3,202	$3,238	$3,156	$3,238

Total
Beginning of period	$41,007	$40,296	$40,273	$40,091	$39,782	$40,224	$41,007	$39,782
Incurred	3,379	3,495	3,333	3,307	3,663	3,709	6,874	7,372
Paid	(3,846)	(3,603)	(3,359)	(3,529)	(3,322)	(4,071)	(7,449)	(7,393)
Foreign exchange and other	(244)	85	(156)	(87)	101	(65)	(159)	36
End of period	$40,296	$40,273	$40,091	$39,782	$40,224	$39,797	$40,273	$39,797

Prior Year Reserve Development: Unfavorable (Favorable)

Business and International Insurance
Asbestos	$—	$—	$224	$—	$—	$—	$—	$—
Environmental	—	72	—	—	—	82	72	82
All other	(77)	(175)	(273)	(176)	(93)	(220)	(252)	(313)
Total Business and International Insurance (1)	(77)	(103)	(49)	(176)	(93)	(138)	(180)	(231)

Bond & Specialty Insurance	(35)	(40)	(103)	(80)	(60)	(150)	(75)	(210)

Personal Insurance	(131)	(64)	(47)	(36)	(27)	—	(195)	(27)
Total	$(243)	$(207)	$(199)	$(292)	$(180)	$(288)	$(450)	$(468)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Asbestos reserves
Beginning reserves:
Gross	$2,520	$1,959	$1,856	$2,086	$1,989	$1,937	$2,520	$1,989
Ceded	(163)	(123)	(122)	(190)	(179)	(164)	(163)	(179)
Net	2,357	1,836	1,734	1,896	1,810	1,773	2,357	1,810
Incurred losses and loss expenses:
Gross	—	—	313	—	—	—	—	—
Ceded	—	—	(89)	—	—	—	—	—
Paid loss and loss expenses:
Gross	560	104	83	96	52	619	664	671
Ceded	(40)	(1)	(22)	(10)	(15)	(81)	(41)	(96)
Foreign exchange and other:
Gross	(1)	1	—	(1)	—	(1)	—	(1)
Ceded	—	—	(1)	1	—	—	—	—
Ending reserves:
Gross	1,959	1,856	2,086	1,989	1,937	1,317	1,856	1,317
Ceded	(123)	(122)	(190)	(179)	(164)	(83)	(122)	(83)
Net	$1,836	$1,734	$1,896	$1,810	$1,773	$1,234	$1,734	$1,234

Environmental reserves
Beginning reserves:
Gross	$353	$341	$406	$393	$375	$366	$353	$375
Ceded	(7)	(6)	(15)	(15)	(14)	(14)	(7)	(14)
Net	346	335	391	378	361	352	346	361
Incurred losses and loss expenses:
Gross	—	81	—	—	—	87	81	87
Ceded	—	(9)	—	—	—	(5)	(9)	(5)
Paid loss and loss expenses:
Gross	11	15	13	17	10	14	26	24
Ceded	(1)	—	—	—	—	(1)	(1)	(1)
Foreign exchange and other:
Gross	(1)	(1)	—	(1)	1	—	(2)	1
Ceded	—	—	—	1	—	—	—	—
Ending reserves:
Gross	341	406	393	375	366	439	406	439
Ceded	(6)	(15)	(15)	(14)	(14)	(18)	(15)	(18)
Net	$335	$391	$378	$361	$352	$421	$391	$421

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	June 30,	December 31,
	2016	2015
Debt

Short-term debt
Commercial paper	$100	$100
6.25% Senior notes due June 20, 2016	—	400
Total short-term debt	100	500

Long-term debt
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	—
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	107	107
Total long-term debt	6,361	5,861
Unamortized fair value adjustment	48	49
Unamortized debt issuance costs	(73)	(66)
	6,336	5,844
Total debt	6,436	6,344

Common equity (excluding net unrealized investment gains, net of tax)	22,373	22,309

Total capital (excluding net unrealized investment gains, net of tax)	$28,809	$28,653

Total debt to capital (excluding net unrealized investment gains, net of tax)	22.3%	22.1%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	June 30,	December 31,
	2016 (1)	2015

Statutory capital and surplus	$20,634	$20,567

GAAP adjustments

Goodwill and intangible assets	3,697	3,687

Investments	3,811	2,258

Noninsurance companies	(4,647)	(4,688)

Deferred acquisition costs	1,954	1,849

Deferred federal income tax	(1,886)	(1,269)

Current federal income tax	(21)	(23)

Reinsurance recoverables	109	109

Furniture, equipment & software	678	672

Agents balances	167	153

Other	218	283

Total GAAP adjustments	4,080	3,031

GAAP shareholders’ equity	$24,714	$23,598

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Cash flows from operating activities
Net income	$833	$812	$928	$866	$691	$664	$1,645	$1,355
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(10)	(10)	(15)	32	9	(19)	(20)	(10)
Depreciation and amortization	225	204	191	198	213	200	429	413
Deferred federal income tax expense	133	9	(37)	12	105	(30)	142	75
Amortization of deferred acquisition costs	963	963	987	972	971	989	1,926	1,960
Equity in income from other investments	(43)	(91)	(80)	(4)	(17)	(27)	(134)	(44)
Premiums receivable	(258)	(228)	186	115	(393)	(174)	(486)	(567)
Reinsurance recoverables	69	194	(16)	25	126	190	263	316
Deferred acquisition costs	(987)	(1,004)	(1,007)	(922)	(1,014)	(1,048)	(1,991)	(2,062)
Claims and claim adjustment expense reserves	(561)	(265)	(48)	(201)	226	(613)	(826)	(387)
Unearned premium reserves	185	177	180	(294)	328	203	362	531
Other	(350)	(85)	530	(39)	(395)	108	(435)	(287)
Net cash provided by operating activities	199	676	1,799	760	850	443	875	1,293

Cash flows from investing activities
Proceeds from maturities of fixed maturities	2,830	2,484	3,491	2,311	1,748	2,025	5,314	3,773
Proceeds from sales of investments:
Fixed maturities	906	320	329	395	421	318	1,226	739
Equity securities	11	17	10	21	14	24	28	38
Real estate investments	7	3	5	16	69	—	10	69
Other investments	146	208	151	208	186	157	354	343
Purchases of investments:
Fixed maturities	(3,325)	(2,914)	(3,733)	(2,118)	(2,700)	(3,005)	(6,239)	(5,705)
Equity securities	(8)	(14)	(9)	(18)	(12)	(14)	(22)	(26)
Real estate investments	(6)	(63)	(47)	(7)	(7)	(13)	(69)	(20)
Other investments	(168)	(107)	(114)	(145)	(162)	(128)	(275)	(290)
Net sales (purchases) of short-term securities	(134)	567	(1,215)	456	85	596	433	681
Securities transactions in course of settlement	305	(122)	(80)	(216)	291	170	183	461
Acquisitions, net of cash acquired	—	—	—	(13)	—	—	—	—
Other	(90)	(88)	(44)	(82)	(79)	(75)	(178)	(154)
Net cash provided by (used in) investing activities	474	291	(1,256)	808	(146)	55	765	(91)

The Travelers Companies, Inc. Statement of Cash Flows ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2015	2015	2015	2015	2016	2016	2015	2016

Cash flows from financing activities
Treasury stock acquired - share repurchase authorization	(600)	(800)	(750)	(1,000)	(550)	(550)	(1,400)	(1,100)
Treasury stock acquired - net employee share-based compensation	(71)	(1)	(1)	(1)	(59)	—	(72)	(59)
Dividends paid to shareholders	(177)	(192)	(188)	(182)	(180)	(195)	(369)	(375)
Payment of debt	—	—	—	(400)	—	(400)	—	(400)
Issuance of debt	—	—	392	—	—	491	—	491
Issuance of common stock - employee share options	90	27	25	41	64	65	117	129
Excess tax benefits from share-based payment arrangements (1)	27	4	11	13	—	—	31	—
Net cash used in financing activities	(731)	(962)	(511)	(1,529)	(725)	(589)	(1,693)	(1,314)

Effect of exchange rate changes on cash	(8)	4	(5)	(3)	2	(5)	(4)	(3)

Net increase (decrease) in cash	(66)	9	27	36	(19)	(96)	(57)	(115)
Cash at beginning of period	374	308	317	344	380	361	374	380
Cash at end of period	$308	$317	$344	$380	$361	$265	$317	$265

Income taxes paid	$126	$471	$285	$325	$63	$404	$597	$467
Interest paid	$34	$149	$34	$148	$42	$138	$183	$180

(1)  In connection with the Company’s adoption of the new accounting standard related to Improvements to Employee Share-Based Payment Accounting in the first quarter of 2016, cash flows related to taxes on share-based payments are included in net income as an operating activity rather than being reported separately as a financing activity.

The Travelers Companies, Inc. Financial Supplement - Second Quarter 2016 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax, and net realized investment gains (losses), net of tax, for the period presented.  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from a variety of events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis and volcanic eruptions. Catastrophes can also result from a terrorist attack (including those involving nuclear, biological, chemical or radiological events), explosions, infrastructure failures or as a consequence of political instability. Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount. Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence. A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premium and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Combined ratio excluding the incremental impact of the direct to consumer initiative is the combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business and International Insurance - The Business and International Insurance segment offers a broad array of property and casualty insurance and insurance related services to its clients, primarily in the United States and in Canada, as well as in the United Kingdom, the Republic of Ireland, Brazil and throughout other parts of the world as a corporate member of Lloyd’s.  Business and International Insurance is organized as follows: Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, and Excess Casualty; National Accounts; First Party including National Property, Inland Marine, Ocean Marine and Boiler & Machinery; Specialized Distribution including Northland, National Programs, and Agribusiness; and International.  As of January 1, 2016, Global Partner Services, which had previously been included in Middle Market, is now being included in International.  Financial data for all periods presented has been restated to be consistent with the 2016 presentation.  Business and International Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance and certain other runoff operations, which are collectively referred to as Business and International Insurance Other.

Bond & Specialty Insurance - The Bond & Specialty Insurance segment provides surety, crime, management and professional liability, and cyber risk coverages and related risk management services to a wide range of primarily domestic customers, utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages for losses caused by the actual or alleged negligence or misconduct of directors and officers or employee dishonesty; employment practices liability coverages and fiduciary coverages for public corporations, private companies and not-for-profit organizations; professional liability coverage for actual or alleged errors and omissions committed in the course of professional conduct or practice for a variety of professionals including, among others, lawyers and design professionals; and professional and management liability, property, workers’ compensation, auto and general liability and fidelity insurance for financial institutions.

Personal Insurance - The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.